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                                                                    EXHIBIT 23.3


                        Consent of Independent Auditors


The Board of Directors
Sonat Exploration GOM Inc.
(formerly Zilkha Energy Company):

We consent to the refence to our firm under the heading "Experts" in the prospectus of the Post-Effective Amendment No. 1 to the registration statement (No. 333-42713) on Form S-3 of El Paso Energy Corporation.


                                            /s/ KMPG LLP
                                                ------------------------
                                                KMPG LLP

Houston, Texas
May 5, 1999